UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 8, 2008
Date of Report (Date of earliest event reported)

HARBOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32688 (Commission File Number)	56-2518836 (I.R.S. Employer Identification No.)

400 Crown Colony Drive, Suite 104, Quincy, MA 02169 (Address of principal executive offices) (Zip Code)

(617) 472-2805
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01 Other Events

On February 1, 2008, Harbor Acquisition Corporation (the “Company”) issued a press release to disclose that it received a notice from Elmet Technologies, Inc. indicating that it had terminated the Stock Purchase Agreement dated October 17, 2006, effective at 4:00 p.m. on Friday, February 1, 2008.

On February 8, 2008, the Company announced that it reconvened and then closed the adjourned session of its stockholders meeting without taking a vote.  The Company also announced that its Board of Directors is now considering alternatives that may be in the best interests of the Harbor stockholders, including the adoption of a plan of dissolution and liquidation in accordance with applicable provisions of Delaware law.

A copy of the press release is attached as an Exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 8, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       HARBOR ACQUISITION CORPORATION

Date: February 8, 2008	By:	/s/ Robert J. Hanks
	Name:	Robert J. Hanks
	Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.01	Press release dated February 8, 2008